Exhibit 99.1

Trupanion Reports Second Quarter 2019 Results

SEATTLE, WA. July 30, 2019 -- Trupanion, Inc. (Nasdaq: TRUP), a leading provider of medical insurance for cats and dogs, today announced financial results for the second quarter ended June 30, 2019.

“It was another consistent quarter, with solid growth in revenue and scaling fixed expenses translating into greater investable funds,” said Darryl Rawlings, Founder and CEO of Trupanion. “While initiatives around same store sales and conversion comprise the bulk of our incremental spend, we also continue to increase our investment in retention and longer-term initiatives.”

Second Quarter 2019 Financial and Business Highlights

•	Total revenue was $92.2 million, an increase of 26% compared to the second quarter of 2018.

•	Total enrolled pets (including pets from our other business segment) was 577,686 at June 30, 2019, an increase of 22% over June 30, 2018.

•	Subscription business revenue was $77.7 million, an increase of 22% compared to the second quarter of 2018.

•	Subscription enrolled pets was 461,314 at June 30, 2019, an increase of 15% over June 30, 2018.

•	Net loss was $(1.9) million, or $(0.06) per basic and diluted share, compared to a net loss of $(0.4) million, or $(0.01) per basic and diluted share, in the second quarter of 2018.

•	Adjusted EBITDA was $1.3 million, compared to adjusted EBITDA of $2.0 million in the second quarter of 2018.

•
Operating cash flow was $2.9 million and free cash flow was $2.0 million for the second quarter of 2019. This compared to operating cash flow of $(0.5) million and free cash flow of $1.4 million, which excludes an earnest money deposit of $3.3 million related to our home office acquisition, in the second quarter of 2018.

First Half 2019 Financial and Business Highlights

•	Total revenue was $179.2 million, an increase of 25% compared to the first half of 2018.

•	Subscription business revenue was $152.0 million, an increase of 21% compared to the first half of 2018.

•	Net loss was $(3.2) million, or $(0.09) per basic and diluted share, compared to a net loss of $(1.9) million, or $(0.06) per basic and diluted share, in the first half of 2018.

•	Adjusted EBITDA was $3.0 million, compared to adjusted EBITDA of $2.4 million in the first half of 2018.

•
Operating cash flow was $6.9 million and free cash flow was $5.1 million for the first half of 2019. This compared to operating cash flow of $1.6 million and free cash flow of $2.5 million, which excludes an earnest money deposit of $3.3 million related to our home office acquisition, in the second quarter of 2018.

Total Revenue by New vs. Existing Pets
(dollars, in millions)
$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0
$3.1
$4.4
$5.3
$6.3
$7.6
$8.8
$9.9
$10.7
$12.0
$13.2
$14.5
$15.9
$17.8
$19.8
$22.1
$24.0
$25.6
$28.1
$30.3
$31.9
$33.3
$35.6
$37.9
$40.2
$42.7
$45.8
$48.4
$51.3
$54.7
$58.3
$63.1
$66.6
$69.8
$73.4
$78.2
$82.6
$87.0
$92.2
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Existing Pets
New Pets

Conference Call
Trupanion’s management will host a conference call today to review its second quarter 2019 results. The call is scheduled to begin shortly after 1:30 p.m. PT/ 4:30 p.m. ET. A live webcast will be accessible through the Investor Relations section of Trupanion’s website at http://investors.trupanion.com and will be archived online for 3 months upon completion of the conference call. Participants can access the conference call by dialing 1-877-407-0784 (United States) or 1-201-689-8560 (International). A telephonic replay of the call will also be available, one hour after the completion of the call, by dialing 1-844-512-2921 (United States) or 1-412-317-6671 (International) and entering the replay pin number: 13692316.

About Trupanion
Trupanion is a leader in medical insurance for cats and dogs throughout the United States and Canada. For almost two decades, Trupanion has given pet owners peace of mind so they can focus on their pet's recovery, not financial stress. Trupanion is committed to providing pet owners with the highest value in pet medical insurance with unlimited payouts for the life of their pets. Trupanion is listed on NASDAQ under the symbol "TRUP". The company was founded in 2000 and is headquartered in Seattle, WA. Trupanion policies are issued, in the United States, by its wholly-owned insurance entity American Pet Insurance Company and, in Canada, by Omega General Insurance Company. For more information, please visit trupanion.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 relating to, among other things, expectations, plans, prospects and financial results for Trupanion, including, but not limited to, its expectations regarding its ability to execute its business plans. These forward-looking statements are based upon the current expectations and beliefs of Trupanion’s management as of the date of this press release, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. All forward-looking statements made in this press release are based on information available to Trupanion as of the date hereof, and Trupanion has no obligation to update these forward-looking statements.

In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the ability to achieve or maintain profitability and/or appropriate levels of cash flow in future periods; the ability to keep growing our membership base and revenue; the accuracy of assumptions used in determining appropriate member acquisition expenditures; the severity and frequency of claims; the ability to maintain high retention rates; the accuracy of assumptions used in pricing medical plan subscriptions and the ability to accurately estimate the impact of new products or offerings on claims frequency; actual claims expense exceeding estimates; regulatory and other constraints on the ability to institute, or the decision to otherwise delay, pricing modifications in response to changes in actual or estimated claims expense; the effectiveness and statutory or regulatory compliance of our Territory Partner model and of our Territory Partners, veterinarians and other third parties in recommending medical plan subscriptions to potential members; the ability to retain existing Territory Partners and increase the number of Territory Partners and active hospitals; compliance by us and those referring us members with laws and regulations that apply to our business, including the sale of a pet medical plan; the ability to maintain the security of our data; fluctuations in the Canadian currency exchange rate; the ability to protect our proprietary and member information; the ability to maintain our culture and team; the ability to maintain the requisite amount of risk-based capital; our ability to implement and maintain effective controls, including over financial reporting; the ability to protect and enforce Trupanion’s intellectual property rights; the ability to continue key contractual relationships with third parties; third-party claims including litigation and regulatory actions; the ability to recognize benefits from investments in new solutions and enhancements to Trupanion’s technology platform and website; and our ability to retain key personnel.

For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the Securities and Exchange Commission (SEC), including but not limited to, Trupanion’s Annual Report on Form 10-K for the year ended December 31, 2018 and any subsequently filed reports on Forms 10-Q and 8-K. All documents are available through the SEC’s Electronic Data Gathering Analysis and Retrieval system at www.sec.gov or the Investor Relations section of Trupanion’s website at http://investors.trupanion.com.

Non-GAAP Financial Measures
Trupanion’s stated results may include certain non-GAAP financial measures. These non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in its industry as other companies in its industry may calculate or use non-GAAP financial measures differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on Trupanion’s reported financial results. The presentation and utilization of non-GAAP financial measures is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Trupanion urges its investors to review the reconciliation of its non-GAAP financial measures to the most directly comparable GAAP financial measures in its consolidated financial statements, and not to rely on any single financial or operating measure to evaluate its business. These reconciliations are included below and on Trupanion’s Investor Relations website.

Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a company’s non-cash expenses, Trupanion believes that providing various non-GAAP financial measures that exclude stock-based compensation expense and depreciation and amortization expense allows for more meaningful comparisons between its operating results from period to period. Trupanion offsets sales and marketing expense with sign-up fee revenue in the calculation of net acquisition cost because it collects sign-up fee revenue from new members at the time of enrollment and considers it to be an offset to a portion of Trupanion’s sales and marketing expenses. Trupanion believes this allows it to calculate and present financial measures in a consistent manner across periods. Trupanion’s management believes that the non-GAAP financial measures and the related financial measures derived from them are important tools for financial and operational decision-making and for evaluating operating results over different periods of time.

Trupanion, Inc. Consolidated Statements of Operations (in thousands, except share data)
	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
	(unaudited)
Revenue:
Subscription business	$77,736	$63,867	$151,958	$125,384
Other business	14,463	9,525	27,219	17,768
Total revenue	92,199	73,392	179,177	143,152
Cost of revenue:
Subscription business(1)	64,264	52,333	124,651	103,347
Other business	13,222	8,706	24,781	16,388
Total cost of revenue(2)	77,486	61,039	149,432	119,735
Gross profit:
Subscription business	13,472	11,534	27,307	22,037
Other business	1,241	819	2,438	1,380
Total gross profit	14,713	12,353	29,745	23,417
Operating expenses:
Technology and development(1)	2,578	2,298	5,247	4,462
General and administrative(1)	5,219	4,610	10,638	9,068
Sales and marketing(1)	8,757	5,702	16,984	11,640
Total operating expenses	16,554	12,610	32,869	25,170
Gain (loss) from investment in joint venture	(272)	—	(272)	—
Operating loss	(2,113)	(257)	(3,396)	(1,753)
Interest expense	317	332	634	551
Other income, net	(453)	(303)	(797)	(443)
Loss before income taxes	(1,977)	(286)	(3,233)	(1,861)
Income tax (benefit) expense	(46)	91	(6)	(4)
Net loss	$(1,931)	$(377)	$(3,227)	$(1,857)

Net loss per share
Basic and Diluted	$(0.06)	$(0.01)	$(0.09)	$(0.06)
Weighted average common shares outstanding:
Basic and Diluted	34,610,709	30,721,037	34,450,070	30,485,121

(1)Includes stock-based compensation expense as follows:	Three Months Ended June 30,		Six Months Ended June 30,

	2019	2018	2019	2018
Cost of revenue	$278	$252	$525	$449
Technology and development	110	60	173	109
General and administrative	918	625	1,536	1,074
Sales and marketing	567	349	996	622
Total stock-based compensation expense	$1,873	$1,286	$3,230	$2,254

(2)The breakout of cost of revenue between veterinary invoice expense and other cost of revenue is as follows:
	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Veterinary invoice expense	$65,933	$51,780	$127,215	$101,893
Other cost of revenue	11,553	9,259	22,217	17,842
Total cost of revenue	$77,486	$61,039	$149,432	$119,735

Trupanion, Inc. Consolidated Balance Sheets (in thousands, except share data)
	June 30, 2019	December 31, 2018
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$27,379	$26,552
Short-term investments	64,712	54,559
Accounts and other receivables	43,550	31,565
Prepaid expenses and other assets	4,322	5,300
Total current assets	139,963	117,976
Restricted cash	1,400	1,400
Long-term investments, at fair value	3,891	3,554
Property and equipment, net	69,371	69,803
Intangible assets, net	7,631	8,071
Other long-term assets	8,208	6,706
Total assets	$230,464	$207,510
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$2,117	$2,767
Accrued liabilities and other current liabilities	13,390	11,347
Reserve for veterinary invoices	18,280	16,062
Deferred revenue	44,086	33,027
Total current liabilities	77,873	63,203
Long-term debt	19,056	12,862
Deferred tax liabilities	1,014	1,002
Other liabilities	1,498	1,270
Total liabilities	99,441	78,337
Stockholders’ equity:
Common stock: $0.00001 par value per share, 100,000,000 shares authorized; 35,712,189 and 34,782,324 shares issued and outstanding at June 30, 2019; 34,781,121 and 34,025,136 shares issued and outstanding at December 31, 2018	—	—
Preferred stock: $0.00001 par value per share, 10,000,000 shares authorized; no shares issued and outstanding	—	—
Additional paid-in capital	229,069	219,838
Accumulated other comprehensive loss	(407)	(753)
Accumulated deficit	(86,938)	(83,711)
Treasury stock, at cost: 929,865 shares at June 30, 2019 and 755,985 shares at December 31, 2018	(10,701)	(6,201)
Total stockholders’ equity	131,023	129,173
Total liabilities and stockholders’ equity	$230,464	$207,510

Trupanion, Inc. Consolidated Statements of Cash Flows (in thousands)
	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
	(unaudited)
Operating activities
Net loss	$(1,931)	$(377)	$(3,227)	$(1,857)
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation and amortization	1,564	964	3,177	1,891
Stock-based compensation expense	1,873	1,286	3,230	2,254
Other, net	100	15	97	38
Changes in operating assets and liabilities:
Accounts and other receivables	(6,046)	(4,242)	(11,940)	(8,168)
Prepaid expenses and other assets	664	(3,939)	989	(4,068)
Accounts payable, accrued liabilities, and other liabilities	187	1,657	1,443	2,567
Reserve for veterinary invoices	1,067	550	2,145	1,293
Deferred revenue	5,444	3,620	10,967	7,661
Net cash provided by (used in) operating activities	2,922	(466)	6,881	1,611
Investing activities
Purchases of investment securities	(14,872)	(13,246)	(32,222)	(20,386)
Maturities of investment securities	11,690	9,715	21,895	15,015
Purchases of property, equipment and intangible assets	(902)	(1,378)	(1,780)	(2,370)
Other	5	113	(1,474)	113
Net cash used in investing activities	(4,079)	(4,796)	(13,581)	(7,628)
Financing activities
Proceeds from public offering of common stock, net of offering costs	—	65,886	—	65,886
Proceeds from exercise of stock options	965	1,175	1,626	1,656
Shares withheld to satisfy tax withholding	(50)	—	(247)	—
Proceeds from debt financing, net of financing fees	967	3,750	6,167	9,250
Other financing	(144)	160	(415)	(56)
Net cash provided by financing activities	1,738	70,971	7,131	76,736
Effect of foreign exchange rate changes on cash, cash equivalents, and restricted cash, net	176	(271)	396	(201)
Net change in cash, cash equivalents, and restricted cash	757	65,438	827	70,518
Cash, cash equivalents, and restricted cash at beginning of period	28,022	31,386	27,952	26,306
Cash, cash equivalents, and restricted cash at end of period	$28,779	$96,824	$28,779	$96,824

The following tables set forth our key operating metrics:

	Six Months Ended June 30,

	2019	2018
Total pets enrolled (at period end)	577,686	472,480
Total subscription pets enrolled (at period end)	461,314	401,033
Monthly average revenue per pet	$56.63	$53.79
Lifetime value of a pet (LVP)	$722	$732
Average pet acquisition cost (PAC)	$209	$158
Average monthly retention	98.57%	98.64%

	Three Months Ended
	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sept. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Sept. 30, 2017
Total pets enrolled (at period end)	577,686	548,002	521,326	497,942	472,480	446,533	423,194	404,069
Total subscription pets enrolled (at period end)	461,314	445,148	430,770	416,527	401,033	385,640	371,683	359,102
Monthly average revenue per pet	$57.11	$56.13	$55.15	$54.55	$53.96	$53.62	$53.17	$52.95
Lifetime value of a pet (LVP)	$722	$724	$710	$714	$732	$727	$727	$701
Average pet acquisition cost (PAC)	$213	$205	$186	$155	$150	$165	$184	$151
Average monthly retention	98.57%	98.58%	98.6%	98.61%	98.64%	98.63%	98.63%	98.61%

The following table reflects the reconciliation of cash provided by operating activities to free cash flow (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Net cash provided by (used in) operating activities	$2,922	$(466)	$6,881	$1,611
Purchases of property and equipment	(902)	(1,378)	(1,780)	(2,370)
Free cash flow	$2,020	$(1,844)	$5,101	$(759)
Exclude earnest money deposit for building purchase	—	3,250	—	3,250
Free cash flow, excluding earnest money deposit for building purchase	$2,020	$1,406	$5,101	$2,491

The following table reflects the reconciliation of GAAP measures to non-GAAP measures (in thousands, except percentages):

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Veterinary invoice expense	$65,933	$51,780	$127,215	$101,893
Stock-based compensation expense	(185)	(148)	(346)	(268)
Cost of goods	$65,748	$51,632	$126,869	$101,625
% of revenue	71.3%	70.4%	70.8%	71.0%

Other cost of revenue	$11,553	$9,259	$22,217	$17,842
Stock-based compensation expense	(93)	(104)	(179)	(181)
Variable expenses	$11,460	$9,155	$22,038	$17,661
% of revenue	12.4%	12.5%	12.3%	12.3%

Subscription gross profit	$13,472	$11,534	$27,307	$22,037
Stock-based compensation expense	278	252	525	449
Non-GAAP subscription gross profit	$13,750	$11,786	$27,832	$22,486
% of subscription revenue	17.7%	18.5%	18.3%	17.9%

Gross profit	$14,713	$12,353	$29,745	$23,417
Stock-based compensation expense	278	252	525	449
Non-GAAP gross profit	$14,991	$12,605	$30,270	$23,866
% of revenue	16.3%	17.2%	16.9%	16.7%

Technology and development expense	$2,578	$2,298	$5,247	$4,462
General and administrative expense	5,219	4,610	10,638	9,068
Depreciation and amortization expense	(1,564)	(964)	(3,177)	(1,891)
Stock-based compensation expense	(1,028)	(685)	(1,709)	(1,183)
Fixed expenses	$5,205	$5,259	$10,999	$10,456
% of revenue	5.6%	7.2%	6.1%	7.3%

Sales and marketing expense	$8,757	$5,702	$16,984	$11,640
Stock-based compensation expense	(567)	(349)	(996)	(622)
Acquisition cost	$8,190	$5,353	$15,988	$11,018
% of revenue	8.9%	7.3%	8.9%	7.7%

The following tables reflect the reconciliation of acquisition cost and net acquisition cost to sales and marketing expense (in thousands):

	Six Months Ended June 30,

	2019	2018
Sales and marketing expenses	$16,984	$11,640
Excluding:
Stock-based compensation expense	(996)	(622)
Acquisition cost	15,988	11,018
Net of:
Sign-up fee revenue	(1,437)	(1,240)
Other business segment sales and marketing expense	(168)	(175)
Net acquisition cost	$14,383	$9,603

	Three Months Ended
	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sept. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Sept. 30, 2017
Sales and marketing expenses	$8,757	$8,227	$6,994	$6,365	$5,702	$5,938	$5,781	$4,862
Excluding:
Stock-based compensation expense	(567)	(429)	(355)	(358)	(349)	(273)	(172)	(165)
Acquisition cost	8,190	7,798	6,639	6,007	5,353	5,665	5,609	4,697
Net of:
Sign-up fee revenue	(734)	(703)	(655)	(693)	(624)	(616)	(550)	(558)
Other business segment sales and marketing expense	(38)	(130)	(102)	(99)	(88)	(87)	(56)	(51)
Net acquisition cost	$7,418	$6,965	$5,882	$5,215	$4,641	$4,962	$5,003	$4,088

The following tables reflect the reconciliation of adjusted EBITDA to net income (loss) (in thousands):

	Six Months Ended June 30,

	2019	2018
Net loss	$(3,227)	$(1,857)
Excluding:
Stock-based compensation expense	3,230	2,254
Depreciation and amortization expense	3,177	1,891
Interest income	(754)	(311)
Interest expense	634	551
Other non-operating expenses	101	—
Income tax benefit	(6)	(4)
Gain from equity method investment	(125)	(107)
Adjusted EBITDA	$3,030	$2,417

	Three Months Ended
	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sept. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Sept. 30, 2017
Net (loss) income	$(1,931)	$(1,296)	$(275)	$1,205	$(377)	$(1,480)	$(838)	$406
Excluding:
Stock-based compensation expense	1,873	1,357	1,222	1,299	1,286	968	855	895
Depreciation and amortization expense	1,564	1,613	1,485	1,136	964	927	1,024	1,095
Interest income	(412)	(342)	(234)	(317)	(179)	(132)	(3)	(97)
Interest expense	317	317	311	336	332	219	163	124
Other non-operating expenses	101	—	—	—	—	—	—	—
Income tax (benefit) expense	(46)	40	4	(7)	91	(95)	(482)	26
Gain from equity method investment	(125)	—	—	—	(107)	—	—	—
Adjusted EBITDA	$1,341	$1,689	$2,513	$3,652	$2,010	$407	$719	$2,449

Contacts:

Investors:
Laura Bainbridge, Head of Investor Relations
206.607.1929
InvestorRelations@trupanion.com